Exhibit 10.1

FIRST AMENDMENT dated as of May 28, 2015 (this “Amendment”), to the Second Amended and Restated Credit Agreement dated as of January 9, 2015 (the “Credit Agreement”), among CBRE SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CBRE LIMITED, a limited company organized under the laws of England and Wales (with company no: 3536032) (the “U.K. Borrower”), CBRE LIMITED, a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CBRE PTY LIMITED, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CBRE LIMITED, a company organized under the laws of New Zealand (the “New Zealand Borrower” and, together with the U.S. Borrower, the U.K. Borrower, the Canadian Borrower and the Australian Borrower, the “Borrowers), CBRE GROUP, INC., a Delaware corporation (“Holdings”), the Lenders from time to time party thereto and CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

A. The Borrowers and Holdings have requested that the Credit Agreement be amended as set forth herein.

B. The Required Lenders are willing to so amend the Credit Agreement, on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein (including in the introductory paragraphs above) shall have the meanings assigned to such terms in the Credit Agreement. Except as otherwise expressly provided herein, the rules of interpretation set forth in Section 1.02 of the Credit Agreement shall apply mutatis mutandis to this Amendment. This Amendment shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2. Amendments to the Credit Agreement. Subject to the satisfaction or waiver of the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

(a) The definition of the term “Security Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting therefrom the words “or Section 9.19(c)”.

(b) Section 3.19 of the Credit Agreement is hereby amended by deleting therefrom the words “and not re-pledged”.

(c) Section 5.09(c) of the Credit Agreement is hereby amended by deleting therefrom the words “and until such time as Holdings and the Borrowers shall be required to reinstate the Collateral as provided in Section 9.19”.

(d) Section 9.19(c) of the Credit Agreement is hereby amended by (I) replacing the semicolon at the end of clause (4) thereof with a period, and (II) deleting the proviso following clause (4) thereof in its entirety.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Borrowers and Holdings represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Banks and each of the Lenders that:

(a) As of the Amendment Effective Date (as defined below), the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

(b) On and as of the Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

SECTION 4. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received duly executed counterparts of this Amendment that, when taken together, bear the signatures of (i) each of the Borrowers, (ii) Holdings and (iii) the Required Lenders.

SECTION 5. Effect of this Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of each of the Administrative Agent, the Collateral Agent, the Issuing Banks or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.

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SECTION 6. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Amendment.

SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

CBRE SERVICES, INC.,

by	/s/ DEBERA FAN
Name: Debera Fan
Title: Senior Vice President and Treasurer

CBRE GROUP, INC.,

by	/s/ DEBERA FAN
Name: Debera Fan
Title: Senior Vice President and Treasurer

[Signature Page to First Amendment]

CBRE LIMITED, a limited company organized under the laws of England and Wales,

by	/s/ PHILIP EMBUREY
Name: Philip Emburey
Title: Director

by	/s/ MARTIN LEWIS
Name: Martin Lewis
Title: Director

[Signature Page to First Amendment]

CBRE LIMITED, a corporation organized under the laws of the province of New Brunswick,

by	/s/ JEFF COOK
Name: Jeff Cook
Title: Senior Vice President, Finance

[Signature Page to First Amendment]

CBRE PTY LIMITED, a company organized under the laws of Australia,

by	/s/ ENDA FOLEY
Name: Enda Foley
Title: Director

by	/s/ NATALIE MARIE CRAIG
Name: Natalie Marie Craig
Title: Company Secretary

[Signature Page to First Amendment]

CBRE LIMITED, a company organized under the laws of New Zealand,

by	/s/ BRENT DAVID MCGREGOR
Name: Brent David McGregor
Title: Director

by	/s/ ENDA FOLEY
Name: Enda Foley
Title: Director

[Signature Page to First Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent,

by	/S/ BILL O’DALY
Name: Bill O’Daly
Title: Authorized Signatory

by	/S/ D. ANDREW MALETTA
Name: D. Andrew Maletta
Title: Authorized Signatory

[Signature Page to First Amendment]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

TO EXECUTE THIS AMENDMENT AS A LENDER:

Name of Institution: Bank of America, N.A.

by	/s/ RONALD ODLOZIL
Name: Ronald Odlozil
Title: Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to First Amendment]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

TO EXECUTE THIS AMENDMENT AS A LENDER:

Name of Institution: JPMorgan Chase Bank, N.A.

by	/s/ CHIARA CARTER
Name: Chiara Carter
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to First Amendment]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

TO EXECUTE THIS AMENDMENT AS A LENDER:

Name of Institution: HSBC Bank USA, National Association

by	/s/ ANDREW HIETALA
Name: Andrew Hietala
Title: Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to First Amendment]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

TO EXECUTE THIS AMENDMENT AS A LENDER:

Name of Institution: THE BANK OF NOVA SCOTIA

by	/s/ EUGENE DEMPSEY
Name: Eugene Dempsey
Title: Director

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to First Amendment]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

TO EXECUTE THIS AMENDMENT AS A LENDER:

Name of Institution: SCOTIABANC INC.

by	/s/ J.F. TODD
Name: J.F. Todd
Title: Managing Director

For any Lender requiring a second signature line:

by	/s/ K. ZHOU
Name: K. Zhou
Title: Director

[Signature Page to First Amendment]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

TO EXECUTE THIS AMENDMENT AS A LENDER:

Name of Institution: Scotiabank Europe Plc

by	/s/ JOHN O’CONNOR
Name: John O’Connor
Title: Director, Credit Risk Control

For any Lender requiring a second signature line:

by	/s/ STEVE DOBSON
Name: Steve Dobson
Title: Director & Head of Execution

[Signature Page to First Amendment]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

TO EXECUTE THIS AMENDMENT AS A LENDER:

Name of Institution: The Bank of Tokyo-Mitsubishi UFJ, Ltd.

by	/s/ CHARLES WILMOT
Name: Charles Wilmot
Title: Director

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to First Amendment]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

TO EXECUTE THIS AMENDMENT AS A LENDER:

Name of Institution: MUFG Union Bank, N.A.

by	/s/ CHARLES WILMOT
Name: Charles Wilmot
Title: Director

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to First Amendment]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

TO EXECUTE THIS AMENDMENT AS A LENDER:

Name of Institution: Wells Fargo Bank, N.A.

by	/s/ HAROLD LIM
Name: Harold Lim
Title: AVP

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to First Amendment]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

TO EXECUTE THIS AMENDMENT AS A LENDER:

Name of Institution: SANTANDER BANK, N.A.

by	/s/ PEDRO BELL ASTORZA
Name: Pedro Bell Astorza
Title: Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to First Amendment]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

TO EXECUTE THIS AMENDMENT AS A LENDER:

Name of Institution: The Bank of New York Mellon

by	/s/ HELGA BLUM
Name: Helga Blum
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to First Amendment]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

TO EXECUTE THIS AMENDMENT AS A LENDER:

Name of Institution: Branch Banking and Trust Company

by	/s/ ELIZABETH WILLIS
Name: Elizabeth Willis
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to First Amendment]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

TO EXECUTE THIS AMENDMENT AS A LENDER:

Name of Institution: PNC Bank N.A.

by	/s/ KENYA WILLIAMS
Name: Kenya Williams
Title: Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to First Amendment]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

TO EXECUTE THIS AMENDMENT AS A LENDER:

Name of Institution: Societe Generale

by	/s/ RICHARD BERNAL
Name: Richard Bernal
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to First Amendment]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

TO EXECUTE THIS AMENDMENT AS A LENDER:

Name of Institution: U.S. BANK NATIONAL ASSOCIATION

by	/s/ GLENN LEYRER
Name: Glenn Leyrer
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to First Amendment]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

TO EXECUTE THIS AMENDMENT AS A LENDER:

Name of Institution: Comerica Bank

by	/s/ MARK SKRZYNSKI
Name: Mark Skrzynski
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to First Amendment]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

TO EXECUTE THIS AMENDMENT AS A LENDER:

Name of Institution: Bank of Hawaii

by	/s/ MIKI IKEDA
Name: Miki Ikeda
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to First Amendment]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015, OF CBRE SERVICES, INC.

TO EXECUTE THIS AMENDMENT AS A LENDER:

Name of Institution: KEYBANK NATIONAL ASSOCIATION

by	/s/ GEOFF SMITH
Name: Geoff Smith
Title: Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to First Amendment]